Income Taxes - Difference Between Expected Income Tax Benefits and Income Tax Benefit Recorded in the Financial Statements (Detail) - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income taxes benefit computed at statutory rate	$ (1,342,859)	$ (1,351,601)
State income tax benefit, net	(136,332)	(137,219)
Other	20,950	80,899
Change in valuation allowance	1,458,241	1,407,921
Expected income tax benefits and income tax benefits recorded	$ 0	$ 0